SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 18, 2004

PSF Group Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

333-64180	43-1818535

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)

(816) 472-7675

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith.

99.1 Press Release issued May 18, 2004.

Item 9. Regulation FD Disclosure

PSF Group Holdings, Inc. is voluntarily furnishing herewith as Exhibit 99.1, the Press Release issued by the Company on May 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSF GROUP HOLDINGS, INC.

Date: May 18, 2004	By:	/s/ Stephen A. Lightstone

Stephen A. Lightstone, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description	Page
99.1	Press Release issued May 18, 2004, furnished pursuant to Item 9 of this Form 8-K.

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